Exhibit 99.1

NEWS

VEECO REPORTS FOURTH QUARTER AND FISCAL YEAR 2017 FINANCIAL RESULTS

Fourth Quarter 2017 Highlights:

•                  Revenues of $143.4 million, compared with $93.6 million in the same period last year

•                  GAAP net loss of $5.6 million, or $0.12 loss per share

•                  Non-GAAP net income of $9.1 million, or $0.19 per diluted share

Full Year 2017 Highlights:

•                  Revenues of $484.8 million

•                  GAAP net loss of $44.8 million, or $1.01 loss per share

•                  Non-GAAP net income of $23.4 million, or $0.53 per diluted share

Plainview, N.Y., February 12, 2018 — Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its fourth quarter and fiscal year ended December 31, 2017.  Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

	4th Quarter		Full Year
GAAP Results	Q4 ‘17	Q4 ‘16	2017	2016
Revenue	$143.4	$93.6	$484.8	$332.5
Net income (loss)	$(5.6)	$(5.0)	$(44.8)	$(122.2)
Diluted earnings (loss) per share	$(0.12)	$(0.13)	$(1.01)	$(3.11)

	4th Quarter		Full Year
Non-GAAP Results	Q4 ‘17	Q4 ‘16	2017	2016
Net income (loss)	$9.1	$3.8	$23.4	$(11.3)
Operating income (loss)	$10.5	$3.3	$31.3	$(8.5)
Diluted earnings (loss) per share	$0.19	$0.09	$0.53	$(0.29)

“2017 was a transformational year for Veeco.  We diversified our revenue base through the acquisition of Ultratech, completed a major manufacturing consolidation, and ended the year with strong bookings and historically high backlog,” commented John R. Peeler, Chairman and Chief Executive Officer.  “Sales growth in the fourth quarter was driven primarily by shipment of our MOCVD and Laser Anneal systems, and we announced a large multi tool order for our EPIK® 868 from Focus Lightings for the production of high-volume light emitting diodes (LEDs).”

“Entering 2018, we expect to grow in all of our target  markets, and we are seeing particularly healthy demand  in  Advanced Packaging, MEMS and RF Filter and Front-End Semiconductor markets,” continued Mr. Peeler.

“Lastly, as we announced on February 8, 2018, I am pleased to report that we have reached a mutually agreed settlement of the pending patent disputes with AMEC and SGL Carbon, and all legal actions related to this matter will be dismissed or withdrawn. We are back to normal operations in our MOCVD business,” concluded Mr. Peeler.

Guidance and Outlook

The following guidance is provided for Veeco’s first quarter 2018:

•                  Revenue is expected in the range of $140 million to $165 million

•                  Non-GAAP operating income is expected in the range of $2 million to $10 million

•                  GAAP earnings (loss) per share are expected in the range of ($0.50) to ($0.32)

•                  Non-GAAP earnings (loss) per share are expected in the range of ($0.04) to $0.14

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, February 12, 2018 starting at 5:00pm ET. To join the call, dial 1-800-239-9839 (toll free) or 1-323-794-2551 and use passcode 3939388. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco’s website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website beginning at 8:00pm ET this evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is a leading manufacturer of innovative semiconductor process equipment. Our proven MOCVD, lithography, laser annealing, ion beam and single wafer etch & clean technologies play an integral role in producing LEDs for solid-state lighting and displays, and in the fabrication of advanced semiconductor devices. With equipment designed to maximize performance, yield and cost of ownership, Veeco holds technology leadership positions in all these served markets. To learn more about Veeco’s innovative equipment and services, visit www.veeco.com.

Forward-looking Statements

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2016 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors:	Media:
Anthony Bencivenga 516-677-0200 x1272	David Pinto 408-325-6157
abencivenga@veeco.com	dpinto@veeco.com

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three months ended December 31,		Year ended December 31,
	2017	2016	2017	2016
Net sales	$143,432	$93,609	$484,756	$332,451
Cost of sales	85,095	57,601	300,438	199,593
Gross profit	58,337	36,008	184,318	132,858
Operating expenses, net:
Research and development	24,318	17,471	81,987	81,016
Selling, general, and administrative	28,675	19,412	100,250	77,642
Amortization of intangible assets	13,753	3,434	35,475	19,219
Restructuring	2,246	1,646	11,851	5,640
Acquisition costs	1,510	—	17,786	—
Asset impairment	—	(142)	1,139	69,520
Other, net	(165)	(660)	(392)	223
Total operating expenses, net	70,337	41,161	248,096	253,260
Operating income (loss)	(12,000)	(5,153)	(63,778)	(120,402)
Interest income (expense), net	(4,753)	245	(17,122)	958
Income (loss) before income taxes	(16,753)	(4,908)	(80,900)	(119,444)
Income tax expense (benefit)	(11,137)	90	(36,107)	2,766
Net income (loss)	$(5,616)	$(4,998)	$(44,793)	$(122,210)

Income (loss) per common share:
Basic	$(0.12)	$(0.13)	$(1.01)	$(3.11)
Diluted	$(0.12)	$(0.13)	$(1.01)	$(3.11)

Weighted average number of shares:
Basic	47,037	39,267	44,174	39,340
Diluted	47,037	39,267	44,174	39,340

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	December 31,	December 31,
	2017	2016
Assets
Current assets:
Cash and cash equivalents	$279,736	$277,444
Restricted cash	847	—
Short-term investments	47,780	66,787
Accounts receivable, net	98,866	58,020
Inventories	120,266	77,063
Deferred cost of sales	16,060	6,160
Prepaid expenses and other current assets	33,437	16,034
Total current assets	596,992	501,508
Property, plant and equipment, net	85,058	60,646
Intangible assets, net	369,843	58,378
Goodwill	307,131	114,908
Deferred income taxes	2,953	2,045
Other assets	25,310	21,047
Total assets	$1,387,287	$758,532

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$50,318	$22,607
Accrued expenses and other current liabilities	60,339	33,201
Customer deposits and deferred revenue	108,953	85,022
Income taxes payable	3,846	2,311
Current portion of long-term debt	—	368
Total current liabilities	223,456	143,509
Deferred income taxes	36,845	13,199
Long-term debt	275,630	826
Other liabilities	10,643	6,403
Total liabilities	546,574	163,937

Total stockholders’ equity	840,713	594,595

Total liabilities and stockholders’ equity	$1,387,287	$758,532

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

	Non-GAAP Adjustments
Three months ended December 31, 2017	GAAP	Share-Based Compensation	Amortization	Other	Non-GAAP
Net sales	$143,432				$143,432
Gross profit	58,337	607		537	59,481
Gross margin	40.7%				41.5%
Research and development	24,318	(971)			23,347
Selling, general, and administrative and Other	28,510	(2,668)		(196)	25,646
Net income (loss)	(5,616)	4,420	13,753	(3,460)	9,097

Income (loss) per common share:
Basic	$(0.12)				$0.19
Diluted	(0.12)				0.19
Weighted average number of shares:
Basic	47,037				47,109
Diluted	47,037				47,208

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended December 31, 2017
Restructuring	2,073
Acquisition related	1,510
Release of inventory fair value step-up associated with the Ultratech purchase accounting	440
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	293
Non-cash interest expense	2,805
Non-GAAP tax adjustment *	(10,581)
Total Other	(3,460)

* - The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments, as well as the exclusion of certain tax benefits attributed to the change in U.S. tax laws.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended December 31, 2016	GAAP	Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$93,609				$93,609
Gross profit	36,008	316		362	36,686
Gross margin	38.5%				39.2%
Research and development	17,471	(292)			17,179
Selling, general, and administrative and Other	18,752	(2,971)		(44)	15,737
Net income (loss)	(4,998)	3,579	3,434	1,740	3,755

Income (loss) per common share:
Basic	$(0.13)				$0.09
Diluted	(0.13)				0.09
Weighted average number of shares:
Basic	39,267				39,579
Diluted	39,267				39,990

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended December 31, 2016
Restructuring	1,646
Acquisition related	44
Asset impairment	(142)
Accelerated depreciation	362
Reclassification of cumulative translation gain from subsidiary liquidation	(429)
Non-GAAP tax adjustment *	259
Total Other	1,740

* - The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)

(unaudited)

	Three months ended	Three months ended
	December 31, 2017	December 31, 2016
GAAP Net income (loss)	$(5,616)	$(4,998)
Share-based compensation	4,420	3,579
Amortization	13,753	3,434
Restructuring	2,073	1,646
Acquisition related	1,510	44
Release of inventory fair value step-up associated with the Ultratech purchase accounting	440	—
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	293	—
Asset impairment	—	(142)
Accelerated depreciation	—	362
Reclassification of cumulative translation gain from subsidiary liquidation	—	(429)
Interest (income) expense	4,753	(245)
Income tax expense (benefit)	(11,137)	90
Non-GAAP Operating Income (loss)	$10,489	$3,341

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
For the year ended December 31, 2017	GAAP	Share-Based Compensation	Amortization	Other	Non-GAAP
Net sales	$484,756				$484,756
Gross profit	184,318	2,505		10,075	196,898
Gross margin	38.0%				40.6%
Research and development	81,987	(2,957)			79,030
Selling, general, and administrative and Other	99,858	(12,851)		(466)	86,541
Net income (loss)	(44,793)	24,396	35,475	8,368	23,446

Income (loss) per common share:
Basic	$(1.01)				$0.53
Diluted	(1.01)				0.53
Weighted average number of shares:
Basic	44,174				44,247
Diluted	44,174				44,486

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

For the year ended December 31, 2017
Restructuring	9,971
Acquisition related	13,583
Release of inventory fair value step-up associated with the Ultratech purchase accounting	9,664
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	695
Asset impairment	1,139
Accelerated depreciation	180
Non-cash interest expense	10,446
Non-GAAP tax adjustment *	(37,310)
Total Other	8,368

* - The ‘with or without’ method is utilized to determine the income tax effect of all non-GAAP adjustments, as well as the exclusion of certain tax benefits attributed to the change in U.S. tax laws and the release of FIN48 reserves.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
For the year ended December 31, 2016	GAAP	Share-Based Compensation	Amortization	Other	Non-GAAP
Net sales	$332,451				$332,451
Gross profit	132,858	1,956		716	135,530
Gross margin	40.0%				40.8%
Research and development	81,016	(3,324)			77,692
Selling, general, and administrative and Other	77,866	(10,433)		(1,537)	65,896
Net income (loss)	(122,210)	15,713	19,219	75,954	(11,324)

Income (loss) per common share:
Basic	$(3.11)				$(0.29)
Diluted	(3.11)				(0.29)
Weighted average number of shares:
Basic	39,340				39,340
Diluted	39,340				39,340

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

For the year ended December 31, 2016
Restructuring	5,640
Acquisition related	232
Asset impairment	69,520
Accelerated depreciation	716
Pension termination	1,305
Reclassification of cumulative translation gain from subsidiary liquidation	(429)
Non-GAAP tax adjustment *	(1,030)
Total Other	75,954

* - The ‘with or without’ method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)

(unaudited)

	Year ended	Year ended
	December 31, 2017	December 31, 2016
GAAP Net income (loss)	$(44,793)	$(122,210)
Share-based compensation	24,396	15,713
Amortization	35,475	19,219
Restructuring	9,971	5,640
Acquisition related	13,583	232
Release of inventory fair value step-up associated with the Ultratech purchase accounting	9,664	—
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	695	—
Asset impairment	1,139	69,520
Accelerated depreciation	180	716
Pension termination	—	1,305
Reclassification of cumulative translation gain from subsidiary liquidation	—	(429)
Interest (income) expense	17,122	(958)
Income tax expense (benefit)	(36,107)	2,766
Non-GAAP Operating Income (loss)	$31,325	$(8,486)

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending March 31, 2018	GAAP			Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$140	-	$165				$140	-	$165

Gross profit	47	-	58	1	—	—	48	-	59
Gross margin	33%	-	35%				34%	-	36%

Net income (loss)	$(23)	-	$(15)	4	13	4	$(2)	-	$6

Income (loss) per diluted common share	$(0.50)	-	$(0.32)				$(0.04)	-	$0.14
Weighted average number of shares	47		47				47		47

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)

(unaudited)

Guidance for the three months ending March 31, 2018
GAAP Net income (loss)	$(23)	-	$(15)
Share-based compensation	4	-	4
Amortization	13	-	13
Restructuring	1	-	1
Acquisition related	1	-	1
Interest expense, net	5	-	5
Income tax expense (benefit)	1	-	1
Non-GAAP Operating Income	$2	-	$10

Note: Amounts may not calculate precisely due to rounding.

These table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making.In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.